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    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 20, 1999

                                                 REGISTRATION NO:_____________

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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           MICROFINANCIAL INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             MASSACHUSETTS                               04-2962824
             -------------                               ----------
(STATE OF INCORPORATION OR ORGANIZATION)       (IRS EMPLOYER IDENTIFICATION NO.)

                 950 WINTER STREET, WALTHAM, MASSACHUSETTS 02154
               ---------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

           TITLE OF EACH CLASS                   NAME OF EACH EXCHANGE ON WHICH
           TO BE SO REGISTERED                   EACH CLASS IS TO BE REGISTERED
           -------------------                   ------------------------------

             COMMON STOCK                           NEW YORK STOCK EXCHANGE
      $0.01 PAR VALUE PER SHARE

IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF SECURITIES PURSUANT TO
SECTION 12(b) OF THE EXCHANGE ACT AND IS EFFECTIVE PURSUANT TO GENERAL INSTRUCTION A.(c), CHECK THE FOLLOWING BOX [X]

IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF SECURITIES PURSUANT TO
SECTION 12(g) OF THE EXCHANGE ACT AND IS EFFECTIVE PURSUANT TO GENERAL INSTRUCTION A.(d), CHECK THE FOLLOWING BOX [ ]

SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM RELATES:

No.: 333-56339 (IF APPLICABLE)

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                                      NONE
                                      ----

                                (TITLE OF CLASS)

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Item 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     Information concerning the Registrant's Common Stock, $0.01 par value per share (the "Common Stock"), is contained in the Registrant's Form S-1 Registration Statement, filed with the Securities and Exchange Commission (the "Commission") on June 9, 1998 pursuant to the Securities Act of 1933, as amended (the "Act"), Registration No.: 333-56339 (the "S-1 Registration Statement"), as amended by (i) Amendment No. 1 to the S-1 Registration Statement, filed with the Commission pursuant to the Act on August 3, 1998 ("Amendment No. 1 to Form S-1"), and (ii) Amendment No. 2 to the S-1 Registration Statement, filed with the Commission pursuant to the Act on January 11, 1999, and such information is incorporated herein by reference.

Item 2. EXHIBITS

           1.   Specimen certificate representing the Common Stock.

           2. Restated Articles of Organization of the Registrant, as amended. (Incorporated by reference to Exhibit 3.1 to Amendment No. 1 to Form S-1).

           3. Bylaws of the Registrant. (Incorporated by reference to Exhibit 3.2 to Amendment No. 1 to Form S-1).


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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

January 20, 1999

                               MICROFINANCIAL INCORPORATED
                               REGISTRANT



                               BY: /s/ RICHARD F. LATOUR
                                  ------------------------------
                                  RICHARD F. LATOUR,
                                  EXECUTIVE VICE PRESIDENT, CHIEF
                                  OPERATING OFFICER, CHIEF FINANCIAL
                                  OFFICER, TREASURER AND SECRETARY